Exhibit 99.2


                             UNIT PURCHASE AGREEMENT


      THIS UNIT PURCHASE AGREEMENT, dated November 30, 1996 (this "Agreement"), by and among BOSTON CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("BCLP"), CELTICS CAPITAL CORPORATION, a Delaware corporation ("CCC"), and PAUL
R. DUPEE, JR. (the "Seller").


                               W I T N E S S E T H


      WHEREAS, the Seller is the record and beneficial owner of 460,000 units (the "Units"), representing assignments of beneficial ownership of limited partnership interests in BCLP; and

      WHEREAS, CCC wishes to purchase from the Seller, and the Seller wishes to have CCC purchase, the Units on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations and warranties herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agreement as follows:

      1. Purchase of Units. Subject to the terms and conditions of this Agreement, at the Closing described in Section 2 hereof, the Seller is selling, assigning, transferring and conveying to CCC, and CCC is purchasing from the Seller, all of the Units owned by the Seller, free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of whatever nature. In consideration of the aforesaid redemption, CCC is paying to the Seller an aggregate purchase price of $13,493,331 in immediately available funds (the "Purchase Price").

      2. Closing. The closing of the aforesaid purchase and sale (the "Closing") is taking place simultaneously with the execution and delivery of this Agreement at the offices of Kavanagh Peters Powell & Osnato, 415 Madison Avenue, New York, New York 10017.

      3. Deliveries at Closing. At the Closing, (a) the Seller is delivering to CCC a certificate or certificates representing all of the Units, and (b) CCC is delivering the Purchase Price through a wire transfer to a bank account of the Seller specified in writing on or before the business day prior to the date of the Closing.

      4. Seller's Representations and Warranties. The Seller represents and warrants to BCLP and CCC as follows:

            (a) The Seller has the full authority to execute, deliver and carry out the terms of this Agreement and to consummate the transactions contemplated hereby.

            (b) This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with the terms.

            (c) The Seller is the sole beneficial holder of all of the Units, free and clear of any lien or other encumbrance.

            (d) Upon transfer to CCC by the Seller of the Units, CCC will have good and marketable title to the Units, free and clear of any lien or other encumbrance.

            (e) The Units and the 320,000 Units owned by Westbury Partners, L.P. constitute all of the securities of BCLP beneficially owned, directly or indirectly, by the Seller or by any of his "affiliates" or "associates," as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each an "Affiliate" or "Associate," respectively).

            (f) Neither the Seller nor any of his Affiliates or Associates has any outstanding option, warrant or other right to acquire, directly or indirectly, any securities of BCLP or any securities which are convertible or exchangeable into or exercisable for any securities of BCLP, nor is the Seller or any of his Affiliates or Associates subject to any agreement (whether written or in the nature of an informal understanding) which allows or obligates the Seller or such Affiliate or Associate to vote or acquire any such securities.

            (g) The execution and delivery by the Seller of this Agreement and such other agreements and instruments to be executed and delivered by the Seller pursuant hereto and the consummation of the transactions contemplated hereby and thereby will not violate any provisions of law, any governmental rule or regulation or any order of any court or other agency or government to which Seller or any of his assets are subject and will not violate, conflict with, or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement or other instrument to which the Seller is a party or by which the Seller or any of his properties or assets may be bound or affected.

            (h) Except for any required approval of the National Basketball Association, which approval will be obtained prior to Closing, no approval, authorization, consent or other order or action of or filing or registration with any (i) court, administrative agency, or other governmental authority or
(ii) stock exchange or other self regulatory authority is required for the execution and delivery by the Seller of this Agreement or such other agreements and instruments to be executed and delivered by the Seller pursuant hereto or the consummation of the transactions contemplated hereby or thereby.

      5. CCC's Representations and Warranties. CCC represents and warrants to the Seller as follows:

            (a) CCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. CCC has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

            (b) This Agreement has been duly and validly authorized, executed and delivered by CCC and is the legal, valid and binding obligation of CCC, enforceable against CCC in accordance with its terms.

            (c) The execution and delivery of this Agreement by CCC does not, and the performance by CCC of its obligations under this Agreement will not, constitute a violation of the Certificate of Incorporation or By-laws of CCC, as amended, or any provision of law, any governmental rule or regulation or any order of any court or other agency or government and will not violate, conflict with, or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement or other instrument to which CCC is a party or by which any of its assets are bound.

            (d) Except for any required approval of the National Basketball Association, which approval will be obtained prior to Closing, no approval, authorization, consent or other order or action of or filing or registration with any (i) court, administrative agency, or other governmental authority or
(ii) stock exchange or other self regulatory authority is required for the execution and delivery by CCC of this Agreement or such other agreements and instruments to be executed and delivered by CCC pursuant hereto or the consummation of the transactions contemplated hereby or thereby.

      6. BCLP's Representations and Warranties. BCLP represents and warrants to the Seller as follows:

            (a) BCLP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. BCLP has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

            (b) This Agreement has been duly and validly authorized, executed and delivered by BCLP and is the legal, valid and binding obligation of BCLP, enforceable against BCLP in accordance with its terms.

            (c) The execution and delivery of this Agreement by BCLP does not, and the performance by BCLP of its obligations under this Agreement will not, constitute a violation of the Amended and restated Agreement of Limited Partnership of Boston Celtics Limited Partnership, as amended, or any provision of law, any governmental rule or regulation or any order of any court or other agency or government and will not violate, conflict with, or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement or other instrument to which BCLP is a party or by which any of its assets are bound.

            (d) Except for any required approval of the National Basketball Association, which approval will be obtained prior to Closing, no approval, authorization, consent or other order or action of or filing or registration with any (i) court, administrative agency, or other governmental authority or
(ii) stock exchange or other self regulatory authority is required for the execution and delivery by BCLP of this Agreement or such other agreements and instruments to be executed and delivered by BCLP pursuant hereto or the consummation of the transactions contemplated hereby or thereby.

      7.  Certain Agreements.

            (a) The Seller covenants with BCLP that, for a period of ten (10) years after the date hereof (the "Term"), without the prior written consent of BCLP, duly authorized by its general partner, Celtics, Inc. (or any successor thereto), the Seller, singly or as part of a "partnership, limited partnership, syndicate or other group" (within the meaning of Section 13(d)(3) of the Exchange Act), directly or indirectly, through one or more intermediaries or otherwise, will not, and will cause each Person controlled by or under common control with (but not as a fellow employee) the Seller not to:

            (i) purchase, acquire or own, offer or agree to purchase, acquire or own, any securities of BCLP which (i) are entitled to, or may be entitled to, vote or (ii) by the terms thereof, are convertible into or exchangeable for securities which are entitled to vote (collectively, "Restricted Securities");

            (ii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 of the Exchange Act) with respect to BCLP; seek to advise or influence any "person" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the voting of any securities of BCLP; or execute any written consent in lieu of a meeting of holders of securities of BCLP or any class thereof;

            (iii) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to BCLP as described in Rule 14a-8 under the Exchange Act;

            (iv) acquire or affect the control of BCLP or directly or indirectly participate in or encourage the formation of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) which owns or seeks to acquire beneficial ownership of securities of BCLP or affect control of BCLP; or

            (v) otherwise act, directly or indirectly, alone or in concert with others, to seek to control or influence in any manner the management, policies or affairs of BCLP, or propose or seek to effect any form of business combination transaction with BCLP or any Affiliate thereof or any restructuring, recapitalizing or similar transaction with respect to any thereof, or instigate or encourage any third party to do any of the foregoing.

            (a) (i) Neither the Seller nor Affiliates he controls will directly or indirectly (x) disparage any of BCLP, Celtics, Inc. or any of their respective Affiliates, Associates, officers or directors or (y) take any action which would have a harmful effect on the business or reputation of any of them.

            (ii) Neither BCLP nor any of its Affiliates will directly or indirectly disparage any of the Seller, his Affiliates or Associates, or any of their respective officers or directors or take any action which would have a harmful effect on the business or reputation of any of them.

            (b) Except as permitted by the two sentences immediately next succeeding and except for communications made with the prior written approval of the board of directors of the general partner of BCLP, neither the Seller nor Affiliates he controls will make any public or private communication of any nature, including, without limitation, press releases, written notices or oral or electronic or other forms of communication, concerning or characterizing (i) the existence or terms of this Agreement or (ii) the existence, nature or terms of any dealings by the Seller or any of his agents, advisors or representatives with BCLP, Celtics, Inc. or any of their respective Affiliates, Associates, officers, directors or employees. Notwithstanding the foregoing, the following communications by the Seller shall be permitted: (1) disclosures made in a filing with the Securities and Exchange Commission required by and in compliance with Schedule 13D under the Exchange Act, (2) other disclosures to the public or to governmental authorities which are considered necessary by Esanu Katsky Korins & Siger or counsel to BCLP to maintain compliance with, or to prevent violation, of applicable laws, (3) disclosures in the course of truthful testimony as required by court order or other legal process, and (4) disclosures to the Bank of Boston which are necessary in order to secure the release of any liens held by it against the Units; provided that in any case copies and/or notice of such permitted disclosure shall be provided by the Seller to BCLP prior to any release or disclosure by the Seller (the parties acknowledge that such notice has been provided with respect to disclosures to the Bank of Boston). Further, notwithstanding the foregoing, communications by the Seller consisting of (x) filing tax returns and any statements made by or proceedings undertaken by the Seller in connection with any tax matters or (y) references to the press release of BCLP in the form attached hereto as Exhibit A, with no unfavorable commentary thereon shall be permitted and the proviso contained in the immediately preceding sentence of this Section 7(c) shall not be applicable to such communications.

            (c) Except as permitted by the sentence immediately next succeeding and except for communications made with the prior written approval of the Seller, neither BCLP nor any of its Affiliates, agents, advisors or representatives will make any public or private communication of any nature, including, without limitation, press releases, written notices or oral or electronic or other forms of communication, concerning or characterizing (i) the existence, nature or terms of this Agreement or (ii) the existence, nature or terms of any dealings respecting this Agreement or the subject matter hereof. Notwithstanding the foregoing, the following communications by CCC and BCLP shall be permitted: (1) disclosures made in any filing with the Securities and Exchange Commission, (2) other disclosures to the public or to governmental authorities which are considered necessary by counsel to BCLP to maintain compliance with, or prevent violation of, applicable laws, (3) communications by BCLP or its Affiliates consisting of filing of tax returns and any statements made by or proceedings undertaken by or on behalf of BCLP or any of its Affiliates in connection with any tax matters and (4) the press release in the form attached hereto as Exhibit A.

      2.  Indemnification

            (a) Seller shall indemnify and hold CCC and BCLP harmless from and against any and all claims, liabilities, damages, losses, costs and expenses, including reasonable attorney's fees (collectively, "Claims") arising out of or accruing from (a) any misrepresentation or breach of the representations and warranties of Seller set forth in this Agreement or in any certificate or Exhibit furnished to CCC or BCLP pursuant to this Agreement; and (b) any noncompliance by Seller with any covenants, agreements or undertakings of Seller contained in or made pursuant to this Agreement.

            (b) BCLP and CCC shall jointly and severally indemnify and hold Seller harmless from and against any and all Claims arising out of or accruing from (a) any misrepresentation or breach of the representations and warranties of CCC or BCLP set forth in this Agreement or in any certificate or Exhibit furnished to Seller pursuant to this Agreement; and (b) any noncompliance by CCC or BCLP with any covenants, agreements or undertakings of CCC or BCLP contained in or made pursuant to this Agreement.

      3. Nondisclosure. The Seller agrees not to disclose, during the three (3) year period following the date of this Agreement, to any person any confidential information concerning the business and operations of CCC or BCLP and Affiliates controlled by them obtained by him while an officer or director of BCLP or any Affiliate controlled by it, except with the prior written consent of Paul E. Gaston in his capacity as Chairman of the Board and Chief Executive Officer of Celtics, Inc.; provided, however, that this provision shall not preclude the Seller from the use or disclosure of information known generally to the public or of information not considered confidential by persons engaged in any of the businesses of BCLP or CCC or Affiliates controlled by them or from disclosure required by law or court order.

      4.  Releases; Waiver.

            (a) Except with respect to any cause of action which a party to this Agreement may have pertaining to the enforcement of liabilities and/or obligations under this Agreement, BCLP and CCC on the one hand and Seller on the other for himself/itself and his/its Associates, successors and assigns, and Affiliates controlled by him/it, hereby releases and discharges the other party hereto and, as the case may be, each of their respective present or former partners, directors, employees, officers, Affiliates, Associates, representatives, attorneys, agents, successors and assigns (each a "Released Person") from all suits, claims, charges, liabilities and causes of action whatsoever, whether known or unknown, at law or in equity or otherwise (each a "Released Claim"), which the other party hereto or his/its Associates, successors and assigns and, in the case of BCLP and CCC, Affiliates controlled by them, have or may have against any or all such Released Persons arising out of, relating to or in connection with any occurrences or events whatsoever occurring up to the Closing related to BCLP or CCC or any Affiliates controlled by them.

            (b) The Seller, for himself and his successors and assigns, and Affiliates controlled by it, hereby waives, and covenants and agrees that he or they will have no right to assert or enforce, any Released Claim with regard to BCLP or any Affiliates controlled by it (relating to conduct occurring after the date of this Agreement), except for Released Claims pertaining to the enforcement of this Agreement in accordance with the express terms hereof.

      5. Specific Performance. BCLP, CCC and the Seller each acknowledge and agree that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that CCC, BCLP and the Seller, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any federal or state court sitting in the State of New York, or, in the event said court would not have jurisdiction of such action, in any court of the United States or any state having subject matter jurisdiction. BCLP, CCC and the Seller each consent to personal jurisdiction in any such action brought in any federal or state court sitting in the State of New York and to service of process upon it or him, as the case may be, in the manner set forth in Section 13(g) hereof.

      6. Expenses; Brokerage Fees. All fees and expenses incurred by the Seller, and sales, transfer or other similar taxes payable by the Seller in connection with this Agreement will be borne by the Seller, and all fees and expenses incurred by CCC or BCLP in connection with this Agreement will be borne by CCC. CCC and BCLP, on the one hand, and the Seller, on the other, represent and warrant to the other that the negotiations relevant to this Agreement have been carried on by each directly with the other and that there are no claims for finder's fees or other like payments in connection with this Agreement or the transactions contemplated hereby. CCC and BCLP, on the one hand, and the Seller, on the other, agree to indemnify and hold harmless the other from and against any and all claims or liabilities for finder's fees or other like payments incurred by reason of any action taken by it or him.

      7.  Tax Matters

            (a) All payments to the Seller pursuant to this Agreement shall be treated as payments made solely for the purchase of Seller's Units.

            (b) The parties shall each file all required Federal, state, and local income tax returns and related returns and reports in a manner consistent with the foregoing provisions of this Section 13. In the event a party does not comply with the preceding sentence, the non-complying party shall indemnify and hold the other party wholly and completely harmless from all cost, liability, and damage that such other party may incur (including, without limitation, incremental tax liabilities, legal fees, accounting fees, and other expenses) as a consequence of such failure to comply.

            (c) The provisions of this Section 13 shall survive the Closing.

      8.  Miscellaneous.

            (a) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an instrument in writing signed by each of the parties to this Agreement.


            (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, legal representatives, successors and assigns.

            (c) Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

            (d) All representations, warranties and covenants shall survive the Closing.

            (e) This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.

            (f) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

            (g) All notices and other communications under this Agreement shall be in writing and delivery thereof shall be deemed to have been made either (i) if mailed, when received, or (ii) when transmitted by hand delivery, telegram, telex, telecopier or facsimile transmission to the party entitled to receive the same at the address indicated below or at such other address as such party shall have specified by written notice to the other party hereto given in accordance herewith:


            (A)  if to Seller:

                   Paul R. Dupee, Jr.
                   10 Wilton Row
                   London, SW1X 7NR
                   United Kingdom


            with a copy to:

                   Esanu Katsky Korins & Siger
                   605 Third Avenue
                   New York, New York 10158
                   Attention: David L. Katsky, Esq.

            (B)  if to CCC or BCLP:

                   Boston Celtics Limited Partnership
                   151 Merrimac Street
                   Boston, Massachusetts 02114
                   Attention: Richard G. Pond

            with a copy to:

                   Kavanagh Peters Powell & Osnato
                   415 Madison Avenue
                   New York, New York  10017
                   Attention:  John E. Osnato, Esq.

            (a) Any waiver by a party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision in this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

            (b) No provision in this Agreement shall constitute any person a third party beneficiary.



                     [SIGNATURES ARE ON THE FOLLOWING PAGE]



      IN WITNESS WHEREOF, and intending to be legally bound hereby, each of BCLP, CCC and the Seller has executed and caused to be executed this Agreement as of the date first above written.


                                        CELTICS CAPITAL CORPORATION

                                        /s/  Paul E. Gaston
                                        Paul E. Gaston, President


                                        BOSTON CELTICS LIMITED PARTNERSHIP

                                        By: CELTICS, INC.,
                                        its General Partner

                                        /s/  Paul E. Gaston
                                        Paul E. Gaston, Chief Executive Officer


                                        SELLER:

                                        /s/  Paul R. Dupee, Jr.
                                        Paul R. Dupee, Jr.